SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): January 10, 2002


                          NEWMONT MINING CORPORATION
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


                 1-1153                                13-2526632
         (Commission File No.)              (IRS Employer Identification No.)

                               1700 Lincoln Street
                             Denver, Colorado 80203
          (Address of principal executive offices, including ZIP code)



                                 (303) 863-7414
              (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS.

      On January 10, 2002, Delta Acquisition LLC ("Delta LLC"), a wholly owned subsidiary of Newmont Mining Corporation ("Newmont"), lodged a Notice of Variation Increasing Consideration Offered (the "Notice of Variation") with Normandy Mining Limited, an Australian company ("Normandy"), and with the Australian Securities and Investments Commission. Among other matters, the Notice of Variation indicated that under Newmont's offer to acquire all of the ordinary shares in the capital of Normandy, the cash component of the offer was increased from A$0.40 for each Normandy share to A$0.50 for each Normandy share.

      The Notice of Variation is attached as Exhibit 99.1 and is incorporated by reference.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

            99.1 Notice of Variation Increasing Consideration Offered, dated January 10, 2002, issued by Delta Acquisition LLC, a wholly owned subsidiary of Newmont Mining Corporation, to Normandy Mining Limited and to each person to whom Delta Acquisition LLC has made an off-market offer dated December 20, 2001.







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


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January  17, 2002

                                    NEWMONT MINING CORPORATION



                                    By:        /s/ Britt D. Banks
                                        --------------------------------------
                                        Name:  Britt D. Banks
                                        Title: Vice President, General Counsel
                                               and Secretary








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


                                    EXHIBIT LIST


  Exhibit                          Description
    No.                            -----------
    99.1 Notice of Variation Increasing Consideration Offered, dated January 10, 2002, issued by Delta Acquisition LLC, a wholly owned subsidiary of Newmont Mining Corporation, to Normandy Mining Limited and to each person to whom Delta Acquisition LLC has made an off-market offer dated December 20, 2001.















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